Prospera Income ETF
Schedule of Investments
March 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 77.1%	Shares	Value
AllianceBernstein Global High Income Fund, Inc.	2,000	$20,340
Fidelity Investment Grade Bond ETF	1,597	68,735
Goldman Sachs Access High Yield Corporate Bond ETF	1,000	44,572
iShares 0-1 Year Treasury Bond ETF	1,000	110,390
iShares 0-3 Month Treasury Bond ETF	8,372	842,725
iShares 0-5 Year High Yield Corporate Bond ETF	360	15,232
iShares 1-3 Year Treasury Bond ETF	1,000	82,570
iShares Broad USD High Yield Corporate Bond ETF	3,262	120,172
iShares Interest Rate Hedged Corporate Bond ETF	834	77,012
iShares Preferred and Income Securities ETF	2,500	75,800
iShares Russell 1000 Growth ETF	25	10,660
iShares Russell Top 200 Growth ETF	46	11,447
JPMorgan Ultra-Short Income ETF	12,272	621,086
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	4,562	458,800
Schwab Short-Term US Treasury ETF	4,000	97,080
State Street SPDR Bloomberg Emerging Markets USD Bond ETF	1,192	29,562
State Street SPDR Portfolio Short Term Treasury ETF	7,062	206,069
Strive Enhanced Income Short Maturity ETF	2,884	58,387
Templeton Emerging Markets Income Fund	16,251	97,668
VanEck BDC Income ETF	6,000	76,800
VanEck Emerging Markets High Yield Bond ETF	3,500	69,055
Vanguard Emerging Markets Government Bond ETF	200	13,138
Vanguard Intermediate-Term Treasury ETF	346	20,604
Vanguard Long-Term Treasury ETF	840	46,498
Vanguard Short-Term Bond ETF	500	39,205
Vanguard Short-Term Corporate Bond ETF	846	67,062
Virtus InfraCap US Preferred Stock ETF	6,000	122,160
Virtus Stone Harbor Emerging Markets High Yield Bond ETF	1,132	31,323
TOTAL EXCHANGE TRADED FUNDS (Cost $3,535,280)		3,534,152

CLOSED-END FUNDS - 13.2%	Shares	Value
Allspring Income Opportunities Fund	2,717	17,606
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	17,363	133,174
Brookfield Real Assets Income Fund, Inc.	3,598	46,270
Cohen & Steers Ltd. Duration Preferred and Income Fund, Inc.	500	9,985
DoubleLine Yield Opportunities Fund	500	6,960
First Trust Intermediate Duration Preferred & Income Fund	261	4,601
John Hancock Premium Dividend Fund	6,000	78,600
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	29,121	147,644
Nuveen Credit Strategies Income Fund	15,000	73,050
PGIM Global High Yield Fund, Inc.	3,800	44,270
Western Asset Inflation-Linked Income Fund	5,075	41,006
TOTAL CLOSED-END FUNDS (Cost $607,127)		603,166

COMMON STOCKS - 4.4%	Shares	Value
Oil, Gas & Consumable Fuels - 4.4%
Permian Basin Royalty Trust	3,230	69,510
Permianville Royalty Trust	56,806	105,091
Voc Energy Trust	8,359	28,922
TOTAL COMMON STOCKS (Cost $199,160)		203,523

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 2.1%	Par	Value
3.56%, 04/02/2026 (a)	54,000	53,995
3.57%, 09/10/2026 (a)	40,000	39,355
TOTAL U.S. TREASURY BILLS (Cost $93,363)		93,350

TOTAL INVESTMENTS - 96.8% (Cost $4,434,930)		4,434,191
Money Market Deposit Account - 16.0% (b)		734,485
Liabilities in Excess of Other Assets - (12.8)%		(586,538)
TOTAL NET ASSETS - 100.0%		$4,582,138

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of March 31, 2026.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2026 was 2.56%.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Prospera Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$3,534,152	$–	$–	$3,534,152
Closed-End Funds	603,166	–	–	603,166
Common Stocks	203,523	–	–	203,523
U.S. Treasury Bills	–	93,350	–	93,350
Total Investments	$4,340,841	$93,350	$–	$4,434,191

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of March 31, 2026 (% of Net Assets)

Exchange Traded Funds	$3,534,152	77.1%
Closed-End Funds	603,166	13.2
Common Stocks	203,523	4.4
Money Market Deposit Account	734,485	16.0
U.S. Treasury Bills	93,350	2.1
Liabilities in Excess of Other Assets	(586,538)	(12.8)
	$4,582,138	100.0%

Sector Classification as of March 31, 2026 (% of Net Assets)

Energy	$203,523	4.4%
U.S. Treasury Bills	93,350	2.1
Other Assets in Excess of Liabilities	4,285,265	93.5
	$4,582,138	100.0%